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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  November 22, 1999


                        SPORTAN UNITED INDUSTRIES, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)



                 000-25513                      760333165
                 ---------                      ---------
         (Commission File Number)            (I.R.S. Employer
                                           Identification No.)



                3170 Old Houston Road, Huntsville, Texas 77340
                ----------------------------------------------
         (Address of principal executive offices, including zip code)



                                 (409) 295-2726
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Inapplicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Inapplicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Inapplicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a) The previous independent accountants for the Company was Mann Frankfort Stein & Lipp, P.C. ("MFSL").

         i) On November 22, 1999, Sportan United Industries, Inc., (the "Company") notified MFSL that it was replacing its independent accountants.

         ii) The reports of MFSL on the Company's financial statements for the years ending September 30, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principles.

         iii) The Company's board of directors approved the Company's new independent accountants.

         iv) There have been no reportable events, as defined in Regulation S-B
     Item 304(a)(1)(iv).

         v) The Company has requested that MFSL furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter shall be filed as Exhibit 16.1 to this Form 8-K within the time period set forth in Regulation S-B Item 304(a)(3).

     b)  New independent accountants

         i) The Company has engaged the accounting firm of Malone & Bailey, P.C.

ITEM 5.  OTHER EVENTS

     Inapplicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Inapplicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Inapplicable.


     (b)  Pro Forma Financial Information.

                                       2
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          Inapplicable.

     (c)  Exhibits

          Letter from MFSL agreeing with the statements contained in the Company's Form 8-K dated November 29, 1999.(1)

--------
(1) To be filed by amendment

ITEM 8.   CHANGE IN FISCAL YEAR

     Inapplicable.

                                       3
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPORTAN UNITED INDUSTRIES, INC.



                                    By:    /s/ Jason G. Otteson
                                       ---------------------------------
                                      Jason G. Otteson
                                      Chief Executive Officer



DATE: November 29, 1999